Survivorship Variable Universal Life Plus
Issued by The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”)
through Northwestern Mutual Variable Life Account II (the “Separate Account”)
Updating Summary Prospectus
May 1, 2026
This Summary Prospectus contains more information about your flexible premium variable survivorship universal life policy (the “Policy”). The statutory prospectus for the Policy (the “Prospectus”) contains more information about the Policy’s features, benefits and risks. You can find this document and other information about the Policy, including the annual and semi-annual reports for your underlying portfolios, online at www.nmprospectus.com. You can also obtain this information at no cost by calling (866) 464-3800 or by sending an email request to vavldocrequest@northwesternmutual.com.
Additional information about certain investment products, including variable life insurance policies, has been prepared by the Securities and Exchange Commission's staff and is available at www.Investor.gov.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved the Policy or passed upon the adequacy of this Summary Prospectus . Any representation to the contrary is a criminal offense.

Updated Information About Your Policy
The information in this section of the Updating Summary Prospectus is a summary of certain Policy features that have changed since your Prospectus dated June 1, 2025. This may not reflect all of the changes that have occurred since you entered into your Policy.

 Certain charges in the Annual Portfolio Operating Expenses table have been updated to reflect current minimum and maximum total operating expenses for the portfolios, as follows:
	Minimum	Maximum
Annual Portfolio Operating Expenses (expenses deducted from Portfolio assets, including management fees, distribution (12b-1) fees, and other expenses as a percentage of average Portfolio assets)	0.14%	2.50%
Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement*	0.14%	2.45%
*
The “Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the minimum and maximum fees and expenses charged by all of the Portfolios after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce Portfolio Operating Expenses and will continue until at least April 30, 2027.
Appendix A – Portfolios Available Under Your Policy has been updated to reflect the following changes to the available Portfolios:
Portfolio & Trust Name Changes
The name of the Sustainable Equity Portfolio has changed to “Quality Equity Portfolio”.
The name of the Active/Passive All Equity Portfolio has changed to “Active/Passive Very Aggressive Portfolio”.
The name of the Commodity Return Strategy Portfolio has changed to “Cantor Fitzgerald Commodity Return Strategy Portfolio” and the name of the Portfolio’s trust has changed from “Credit Suisse Trust” to Cantor Fitzgerald Variable Insurance Trust”.
Investment Adviser and Sub-Adviser Changes
Putnam Investment Management, LLC has replaced Delaware Investments Fund Advisers as the sub-adviser for the Domestic Equity Portfolio.
O’Connor Alternative Investments, LLC has replaced UBS Asset Management (Americas) LLC as the investment adviser for the Cantor Fitzgerald Commodity Return Strategy Portfolio.
Portfolio Expenses Change
The Current Expenses for the Emerging Markets Equity Portfolio (as set forth on Appendix A hereto) have changed from 0.89% to 0.79%.
Survivorship Variable Universal Life Plus Prospectus

Important Information You Should Consider About the Policy
	FEES AND EXPENSES			Cross-Reference(s) to Location in Prospectus
Charges for Early Withdrawals
If you surrender your Policy (or if you change your Policy to Paid-up insurance)
in the first ten Policy Years you will be assessed a surrender charge of up to
50% of the Target Premium.
For example, if you surrender your Policy and your total Target Premium amount was $100,000, you could pay a surrender charge of up to $50,000.
Withdrawals are subject to a maximum service charge of $25 (currently waived)
for each withdrawal request.
Fee and Expense Tables – Transaction Fees (Surrender Charge and Withdrawal Fee) Also see Information About the Policy – Other Benefits Available Under the Policy (Paid-Up Insurance)
Transaction Charges
In addition to surrender charges and withdrawal charges, you may also be charged for other transactions, such as certain tax-related charges, a front-end sales load, charges for transferring between investment options, requesting more than one illustration in a Policy Year, changes to your Death Benefit option or Specified Amount, as well as charges for expedited delivery or wire transfers.
Administrative Fee. We assess a one-time administrative fee of up to $250 when you exercise the Terminal Illness Benefit.
Fee and Expense Tables – Transaction Fees Fees and Expense Tables – Periodic Charges (Other than Portfolio Operating Expenses)
Ongoing Fees and Expenses (annual charges)
In addition to the charges above, investment in the Policy is subject to ongoing fees and expenses, including fees covering the cost of insurance. These fees are based on information as of December 31, 2025, may change from year to year, and are generally based on characteristics of the insured (e.g., age, sex and rating classification). You should review your Policy specifications page for specific rates applicable under your Policy.
You bear the expenses associated with the Portfolios available under your
Policy , the range for which is shown in the following table:

Fee and Expense Tables – Periodic Charges (Other than Portfolio Operating Expenses) Fee and Expense Tables – Annual Portfolio Operating Expenses
	Annual Fee	Minimum*	Maximum*
	Investment Options (Portfolio company fees and expenses)	0.14%	2.50%
* As a percentage of Portfolio assets.
RISKS
Risk of Loss	You can lose money by investing in the Policy, including loss of principal.			Risks of the policy – Investment Risk and The Funds
Not a Short-Term Investment
The Policy is not a short-term investment and is not appropriate for you if you need ready access to cash. Surrender charges apply in the first 10 Policy Years and the value of your Policy and life insurance benefit will be reduced if you withdraw money. In addition, short-term investment in the Policy may subject you to income taxes and tax penalties.
Risks of the Policy –Policy for Long- Term Protection
Survivorship Variable Universal Life Plus Prospectus

	RISKS	Cross-Reference(s) to Location in Prospectus
Risks Associated with Investment Options
Investment in the Policy is subject to the risk of poor investment performance and can vary depending on the performance of the investment options
( Portfolios) available under the Policy. Each Portfolio (and any fixed account investment option) will have its own unique risks and you should review these investment options before making an investment decision.
Risks of the Policy – Investment Risk Also see The Funds and The Fixed Option (NM Strength and Stability Account) sections
Insurance Company Risks
Investment in the Policy is subject to the risks related to Northwestern Mutual, and any obligations (including under any fixed account investment options), guarantees, or benefits are subject to the claims-paying ability of Northwestern
Mutual . More information about Northwestern Mutual, including its financial strength ratings, is available upon request by calling toll free (866) 464-3800.
Risks of the Policy – Investment Risk and the Northwestern Mutual section
Policy Lapse
Insufficient premium payments, poor investment results, withdrawals, unpaid loans, or loan interest may cause your Policy to lapse, meaning you will no longer have any life insurance coverage and death benefits will not be paid.
After lapse, you may reinstate the Policy subject to certain conditions described in the Prospectus, including the payment of the minimum payment amount, required to keep the Policy in force.
Risks of the Policy –Policy Lapse Information About the Policy – Termination and Reinstatement
RESTRICTIONS
Investments
Transfers or allocations to the Policy’s fixed option, the NM Strength and
Stability Account (the “ SAS Account”), are subject to certain restrictions. We do not permit transfers from the SAS Account to the Divisions.

Transfers from the Divisions may be subject to charges, and are subject to the
Policy’s short-term and excessive trading policies. These short-term and excessive trading policies may trigger additional restrictions on your Policy.
Currently, there is no charge when you transfer Contract Fund Value among
Divisions and to the SAS Account. However, we reserve the right to charge $25 for each transfer. You may invest in up to 30 Divisions at a time.

Under certain circumstances Northwestern Mutual reserves the right to remove a Portfolio or substitute another Portfolio or mutual fund for such
Portfolio .

The Fixed Option
(NM Strength and
Stability Account)

Information about
the Policy – Other
Policy Transactions
(Transfers and
Short-Term and
Excessive Trading)

Information about
the Policy – Other
Policy Transactions
(Substitution of
Portfolio Shares and
Other Changes)

TAXES
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the Policy. There is no additional tax benefit if the Policy is purchased through a tax-qualified plan.
Tax Considerations
CONFLICTS OF INTEREST
Investment Professional Compensation
The Policy is sold exclusively through financial representatives of Northwestern
Mutual’s affiliated broker-dealer, who are compensated with a commission based on a percentage of premium, and Northwestern Mutual may share revenue it earns on the Policy with its affiliated broker-dealer. These financial representatives may have a financial incentive to offer or recommend the
Policy over other investments.
Distribution of the Policy Also see Charges and Deductions— Commissions Paid to Financial Representatives
Survivorship Variable Universal Life Plus Prospectus

	CONFLICTS OF INTEREST	Cross-Reference(s) to Location in Prospectus
Exchanges
Some financial representatives may have a financial incentive to offer this
Policy in place of one you already own. You should only exchange an existing policy if you determine, after comparing the features, fees and risks of both policies, and any fees or penalties to terminate the existing policy, that it is preferable to purchase this Policy rather than continue to own the existing policy.
None
Survivorship Variable Universal Life Plus Prospectus

Glossary of Terms
APPLICATION
The form completed by the applicant when applying for coverage under the Policy. This includes any:
1. amendments or endorsements;
2. supplemental Applications;
3. reinstatement Applications; and
4. Policy change Applications.
ATTAINED AGE
The Insured’s Issue Age listed in the Policy schedule pages, plus the number of complete Policy Years that have elapsed since the Policy Date.
CASH SURRENDER VALUE
An amount equal to the Policy Value minus the sum of Policy Debt and any surrender charge. Please note that in certain contexts outside of the Prospectus, such as sales literature, notices and/or other materials, the term Accumulated Value After Loan and Surrender Charge may be used in place of Cash Surrender Value. In some circumstances, the terms Accumulated Value After Loan, Accumulated Value After Surrender Charge, or Net Accumulated Value may be used to describe your Cash Surrender Value, as appropriate.
CODE
The Internal Revenue Code of 1986, as amended.
COMPANY
The Northwestern Mutual Life Insurance Company.
CONTRACT FUND VALUE
An amount equal to amounts in the Divisions and the NM Strength and Stability Account but does not include Policy Debt. Please note that in certain contexts outside of the Prospectus, such as sales literature, notices and/or other materials, the term Accumulated Value may be used in place of Contract Fund Value. In some circumstances, the terms Accumulated Value After Loan, Accumulated Value After Surrender Charge, or Net Accumulated Value may be used to describe your Contract Fund Value after deductions for a surrender charge or an outstanding loan, as appropriate.
DATE OF ISSUE
The date on which insurance coverage takes effect and the date on which the suicide and contestable periods begin. The date is shown in the Policy.
DEATH BENEFIT
The gross amount payable to the beneficiary upon the second death, before the deduction of Policy Debt and other adjustments. (See “Life Insurance Benefit” in the Prospectus).
DIVISION
A subdivision of the Separate Account. We invest each Division’s assets exclusively in shares of one Portfolio.
FINANCIAL REPRESENTATIVE
An individual who is authorized to sell you the Policy and who is licensed both as a Northwestern Mutual insurance agent and as a registered representative of our affiliate, Northwestern Mutual Investment Services, LLC, the principal underwriter of the Policy.
FUND
Each Fund is registered under the 1940 Act as an open-end management investment company or as a unit investment trust, or is not required to be registered under the Act. Each Portfolio of the Funds is available as an investment option under the Policy. The assets of each of the Divisions of the Separate Account are used to purchase shares of the corresponding Portfolio of a Fund.
GENERAL ACCOUNT
All assets of the Company, other than those held in the Separate Account or in other separate accounts that have been or may be established by the Company.
GOOD ORDER
Your request or payment meets all the current requirements necessary for us to process it. For certain requests this may include, as applicable, the return of proceeds, evidence of insurability, underwriting, MEC-limit (or insurance qualification) requirements, any premium payments due, instructions as to payment due dates, or proper completion of certain Northwestern Mutual forms.
HOME OFFICE
Our office at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202-4797.
Survivorship Variable Universal Life Plus Prospectus

INCOME PLAN
An optional method of receiving the Death Benefit, maturity benefit, surrender proceeds or withdrawal proceeds of an insurance policy or annuity contract through a series of periodic payments. An Income Plan may also be known as a “payment plan.”
IN FORCE DATE
The date on which the initial Net Premium is transferred from the General Account to the Separate Account after you have met all the conditions necessary for us to proceed with the final issuance of your Policy, such as determination of underwriting classification, receipt of minimum premiums and receipt of all paperwork in Good Order.
INITIAL ALLOCATION DATE
The date identified in the Policy on which we first allocate Net Premium to the Divisions of the Separate Account and/or the NM Strength and Stability Account according to the Owner's instructions.
INITIAL SPECIFIED AMOUNT
The Specified Amount of coverage on the Date of Issue of the Policy.
INSURED
Each of the persons named as an Insured on the Application and in the Policy.
INVESTMENT ACCOUNT
Amounts allocated to the Divisions of the Separate Account. Please note that in certain contexts outside of the Prospectus, such as sales literature, notices and/or other materials, the term Contract Fund Value may be used in place of Investment Account.
ISSUE AGE
The Insured’s age on his/her birthday nearest the Policy Date.
LIFE INSURANCE BENEFIT
The net amount payable upon the second death. The Life Insurance Benefit equals the Death Benefit reduced by any outstanding Policy Debt and other adjustments if death occurs during a grace period.
LOAN VALUE
An amount equal to 90% of the Policy Value on the date of the loan less 90% of the surrender charge that would be applicable on the date of the loan less any existing Policy Debt.
MINIMUM DEATH BENEFIT
The amount required by federal tax law to maintain the Policy as a life insurance contract.
MEC
Modified endowment contract as described in Section 7702A of the Internal Revenue Code. A modified endowment contract is a life insurance contract that is considered too investment oriented and is taxed less favorably on lifetime distributions than other life insurance contracts. See the “Tax Considerations” section for more detailed information.
MONTHLY POLICY CHARGE
The amount equal to the sum of:
1. the monthly cost of insurance charge;
2. the monthly percent of contract fund value charge;
3. the monthly administrative charge;
4. the monthly Specified Amount charge;
5. the monthly underwriting and issue charge;
6. the monthly Policy Debt Expense charge, if applicable.
MONTHLY PROCESSING DATE
The first Monthly Processing Date is the Policy Date; thereafter, the Monthly Processing Date is the same day of each month as the Policy Date. If the Monthly Processing Date would otherwise fall on the 29th, 30th, or 31st of the month, monthly processing will occur on that day or on the last day of the month if the month does not have that day.
NET PREMIUM(S)
The amount of Premium Payment remaining after the Premium Expense Charge has been deducted.
NM STRENGTH AND STABILITY ACCOUNT
Amounts allocated or transferred to a fixed interest crediting option that are part of the Company’s General Account.
NORTHWESTERN MUTUAL
The Northwestern Mutual Life Insurance Company.
Survivorship Variable Universal Life Plus Prospectus

NYSE
New York Stock Exchange.
OWNER (You, Your)
The person named in the Application as the Owner, or the person who becomes Owner by transfer or succession.
PAID-UP
An insurance policy that is paid-up is one that generally does not require additional minimum premium payments to stay in force and which earns a fixed rate of interest.
POLICY
Your Survivorship Variable Universal Life Plus policy issued by Northwestern Mutual through the Separate Account.
POLICY ANNIVERSARY
The same day and month as the Policy Date in each year following the first Policy Year.
POLICY DATE
The date shown on the Policy Schedule Page from which the following are computed:
1. Policy Year;
2. Policy Anniversary;
3. Monthly Processing Date;
4. the Issue Age of each Insured; and
5. the Attained Age of each Insured.
POLICY DEBT
The total amount of all outstanding Policy loans, including both principal and accrued interest.
POLICY GRACE PERIOD
A 61-day period after which a Policy will lapse if you do not make a sufficient payment. This period may be longer if mandated by your state.
POLICY VALUE
The sum of Contract Fund Value and Policy Debt. Please note that in certain contexts outside of the Prospectus, such as sales literature, notices and/or other materials, the term Accumulated Value may be used in place of Policy Value. In some circumstances, the terms Accumulated Value After Loan, Accumulated Value After Surrender Charge, or Net Accumulated Value may be used to describe your Policy Value or an outstanding loan, as appropriate.
POLICY YEAR
A year that starts on the Policy Date or on a Policy Anniversary.
PORTFOLIO
A series of a Fund available for investment under the Policy which corresponds to a particular Division of the Separate Account.
PREMIUM PAYMENTS
All payments you make under the Policy other than loan repayments and transaction fees.
PROSPECTUS
The full statutory prospectus for the Policy.
SEPARATE ACCOUNT
Northwestern Mutual Variable Life Account II.
SPECIFIED AMOUNT
The amount you select, subject to minimums and underwriting requirements we establish, which is used in determining the insurance coverage on the Insureds' lives.
SUMMARY PROSPECTUS
This document is a summary version of the prospectus, which summarizes key information found in the Prospectus for the Policy.
TARGET PREMIUM
A hypothetical annual premium, which is based on the Specified Amount, and factors including but not limited to the Insureds’ Issue Ages, sex, and underwriting classifications, used to compute certain changes. The Target Premium is the dollar amount identified in the Maximum Sales Load section of the Policy.
UNIT
An accounting unit of measure representing the value in one or more Divisions of the Separate Account.
Survivorship Variable Universal Life Plus Prospectus

UNIT VALUE
The value of a particular Unit at a particular time. Unit Value is analogous, but not the same as, the share price of a Portfolio in which a Division invests. It may fluctuate from one Valuation Period to the next.
VALUATION DATE
Any day the NYSE is open for trading, except for any days specified in the Policy’s prospectus including any day that a Division's corresponding investment option does not value its shares. A Valuation Date ends when the NYSE closes.
VALUATION PERIOD
The time between the close of trading on the NYSE on a Valuation Date and the close of trading on the next Valuation Date.
Survivorship Variable Universal Life Plus Prospectus

Appendix A—Portfolios Available under Your Policy
The following is a list of Portfolios available under your Policy. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at www.nmprospectus.com. You can also request this information at no cost by calling (866) 464-3800 or by sending an email request to vavldocrequest@northwesternmutual.com.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but do not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
Investment Objective	Portfolio and Adviser/ Sub-adviser (if applicable)		Current Expenses	Average Annual Total Returns (as of 12/31/2025)
				1 Year	5 Year	10 Year
Long-term growth of capital; current income is a secondary objective	Growth Stock Portfolio[2]	Mason Street Advisors, LLC (MSA)/T. Rowe Price Associates, Inc.	0.42%[1]	19.40%	11.99%	14.80%
Long-term growth of capital	Focused Appreciation Portfolio[2]	MSA/Loomis, Sayles & Company, L.P.	0.58%[1]	14.91%	14.89%	17.07%
Long-term growth of capital and income	Large Cap Core Stock Portfolio[2]	MSA/Wellington Management Company LLP	0.43%[1]	16.59%	12.70%	13.96%
Long-term growth of capital and income	Large Cap Blend Portfolio[2]	MSA/J.P. Morgan Investment Management, Inc.	0.70%[1]	14.34%	11.77%	11.98%
Investment results that approximate the performance of the Standard & Poor’s 500® Composite Stock Price Index	Index 500 Stock Portfolio[2]	MSA/BlackRock Advisors, LLC	0.19%[1]	17.64%	14.19%	14.58%
Long-term growth of capital; income is a secondary objective	Large Company Value Portfolio[2]	MSA/American Century Investment Management, Inc.	0.74%[1]	14.58%	9.85%	9.48%
Long-term growth of capital and income	Domestic Equity Portfolio[2]	MSA/Putnam Investment Management, LLC	0.50%[1]	14.43%	8.63%	8.87%
Long-term growth of capital and income	Equity Income Portfolio[2]	MSA/T. Rowe Price Associates, Inc.	0.57%[1]	14.48%	11.31%	10.64%
Long-term growth of capital	Mid Cap Growth Stock Portfolio[2]	MSA/J.P. Morgan Investment Management, Inc.	0.54%[1]	8.32%	2.51%	7.81%
Investment results that approximate the performance of the Standard & Poor’s MidCap 400® Stock Price Index	Index 400 Stock Portfolio[2]	MSA/Northern Trust Investments, Inc.	0.24%[1]	7.24%	8.85%	10.44%
Long-term growth of capital; current income is a secondary objective	Mid Cap Value Portfolio[2]	MSA/American Century Investment Management, Inc.	0.71%[1]	9.16%	8.96%	9.25%
Long-term growth of capital	Small Cap Growth Stock Portfolio[2]	MSA/Wellington Management Company LLP	0.56%	6.93%	1.29%	8.82%
Investment results that approximate the performance of the Standard & Poor’s SmallCap 600® Index	Index 600 Stock Portfolio[2]	MSA/Northern Trust Investments, Inc.	0.26%	5.78%	6.98%	9.48%
Long-term growth of capital	Small Cap Value Portfolio[2]	MSA/T. Rowe Price Investment Management, Inc.	0.87%[1]	7.41%	6.22%	9.15%
Long-term growth of capital	International Growth Portfolio[2]	MSA/FIAM LLC	0.61%[1]	18.70%	6.11%	9.07%
Capital appreciation	Research International Core Portfolio[2]	MSA/Massachusetts Financial Services Company	0.58%[1]	22.98%	5.89%	7.81%
Survivorship Variable Universal Life Plus Prospectus

Investment Objective	Portfolio and Adviser/ Sub-adviser (if applicable)		Current Expenses	Average Annual Total Returns (as of 12/31/2025)
				1 Year	5 Year	10 Year
Long-term growth of capital and income	International Equity Portfolio[2]	MSA/Dodge & Cox	0.68%[1]	38.35%	10.31%	6.65%
Capital appreciation	Emerging Markets Equity Portfolio[2]	MSA/abrdn Investments Limited	0.78%[1]	34.19%	1.26%	6.95%
Maximum current income to the extent consistent with liquidity and stability of capital[3]	Government Money Market Portfolio[2]	MSA/BlackRock Advisors, LLC	0.33%	4.03%	3.03%	1.96%
Provide as high a level of current income as is consistent with prudent investment risk	Short-Term Bond Portfolio[2]	MSA/T. Rowe Price Associates, Inc.	0.40%	5.70%	2.20%	2.40%
Provide as high a level of total return consistent with prudent investment risk; a secondary objective is to seek preservation of shareholders’ capital	Select Bond Portfolio[2]	MSA/Allspring Global Investments, LLC	0.31%[1]	7.45%	-0.19%	2.25%
Maximum total return, consistent with preservation of capital and prudent investment management	Long-Term U.S. Government Bond Portfolio[2]	MSA/Pacific Investment Management Company LLC	2.45%[1]	6.15%	-7.18%	-0.19%
Pursue total return using a strategy that seeks to protect against U.S. inflation	Inflation Managed Portfolio[2] (formerly “Inflation Protection Portfolio”)	MSA/American Century Investment Management, Inc.	0.46%[1]	6.51%	0.92%	2.82%
High current income and capital appreciation	High Yield Bond Portfolio[2]	MSA/Federated Investment Management Company	0.46%	8.49%	4.06%	5.95%
Maximum total return, consistent with prudent investment management	Multi-Sector Bond Portfolio[2]	MSA/Pacific Investment Management Company LLC	0.75%[1]	10.00%	1.66%	4.56%
Realize as high a level of total return as is consistent with conservative investment risk, through income and secondarily through capital appreciation	Active/Passive Conservative Portfolio[2]	MSA	0.54%[1]	N/A	N/A	N/A
Realize as high a level of total return as is consistent with reasonable investment risk, through appreciation and income	Active/Passive Balanced Portfolio[2] (formerly “Balanced Portfolio”)	MSA	0.44%[1]	12.19%	4.71%	6.76%
Realize as high a level of total return as is consistent with moderate investment risk, through appreciation and secondarily through income	Active/Passive Moderate Portfolio[2] (formerly “Asset Allocation Portfolio”)	MSA	0.49%[1]	14.46%	6.36%	8.21%
Realize as high a level of total return as is consistent with aggressive investment risk, primarily through appreciation and some income	Active/Passive Aggressive Portfolio[2]	MSA	0.60%[1]	N/A	N/A	N/A
Survivorship Variable Universal Life Plus Prospectus

Investment Objective	Portfolio and Adviser/ Sub-adviser (if applicable)		Current Expenses	Average Annual Total Returns (as of 12/31/2025)
				1 Year	5 Year	10 Year
Long-term growth of capital	Active/Passive Very Aggressive Portfolio[2] (formerly “Active/Passive All Equity Portfolio”)	MSA	0.63%[1]	N/A	N/A	N/A
Growth of capital	American Funds® IS Growth Fund - Class 1A4	Capital Research and Management Company (CRMC)	0.58%	20.24%	13.37%	N/A
Long-term growth of capital	American Funds® IS Global Growth Fund - Class 1A4	CRMC	0.65%[1]	21.63%	8.24%	N/A
Long-term capital appreciation	American Funds® IS New World Fund® - Class 1A4	CRMC	0.82%[1]	28.27%	5.32%	N/A
Provide as high a level of current income as is consistent with the preservation of capital	American Funds® IS The Bond Fund of America® - Class 1A4	CRMC	0.47%[1]	7.24%	-0.14%	N/A
Provide, over the long term, a high level of total return consistent with prudent investment management	American Funds® IS Capital World Bond Fund® - Class 1A4	CRMC	0.73%	9.31%	-2.50%	N/A
Provide a high level of current income; a secondary objective is capital appreciation	American Funds® IS American High-Income Trust® - Class 1A4	CRMC	0.62%[1]	8.19%	5.59%	N/A
Seek to match the performance of the MSCI EAFE Index in U.S. dollars with net dividends as closely as possible before deduction of fund expenses	BlackRock International Index V.I. Fund - Class I5	BlackRock Advisors, LLC	0.27%[1]	31.37%	8.88%	8.18%
Maximize total return, consistent with income generation and prudent investment management	BlackRock Total Return V.I. Fund - Class I5	BlackRock Advisors, LLC/ BlackRock International Limited & BlackRock (Singapore) Limited	0.43%[1]	8.00%	-0.37%	2.18%
Total return	Cantor Fitzgerald Commodity Return Strategy Portfolio – Class 2[6]	O’Connor Alternative Investments, LLC [7]	0.80%[1]	15.68%	10.61%	N/A
Long-term capital appreciation	Columbia VP Small Cap Value Discovery Fund - Class 1[8] (formerly “VP Small Cap Value Fund”)	Columbia Management Investment Advisers, LLC	0.91%[1]	14.99%	12.48%	11.48%
Long-term growth of capital	Fidelity® VIP Mid Cap Portfolio - Initial Class[9]	Fidelity Management & Research Company LLC (FMR)[10]	0.55%	11.75%	10.10%	10.59%
Long-term capital appreciation	Fidelity® VIP ContrafundSM Portfolio - Initial Class[9]	FMR/FMR Co., Inc. [10]	0.54%	21.52%	15.37%	15.78%
Capital appreciation	Fidelity® VIP Value Strategies Portfolio - Initial Class[9]	FMR[10]	0.59%	7.99%	12.14%	10.82%
Capital appreciation	Fidelity® VIP Health Care Portfolio - Initial Class[9]	FMR[10]	0.59%	14.39%	4.18%	8.75%
Capital appreciation	Fidelity® VIP Technology Portfolio - Initial Class[9]	FMR[10]	0.56%	23.36%	16.83%	23.76%
Survivorship Variable Universal Life Plus Prospectus

Investment Objective	Portfolio and Adviser/ Sub-adviser (if applicable)		Current Expenses	Average Annual Total Returns (as of 12/31/2025)
				1 Year	5 Year	10 Year
Seek to provide investment results that correspond to the aggregate price and interest performance of debt securities in the Bloomberg U.S. Aggregate Bond Index	Fidelity® VIP Bond Index Portfolio - Initial Class[9]	FMR [10]	0.14%	6.98%	-0.57%	N/A
Long-term growth of capital	John Hancock Disciplined Value International Trust - Series NAV[11]	John Hancock Variable Trust Advisers LLC/Boston Partners Global Investors, Inc.	0.79%	41.02%	12.70%	8.97%
Long-term capital appreciation and current income	John Hancock Real Estate Securities Trust - Series NAV[11]	John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	0.76%[1]	0.63%	5.77%	5.91%
High level of current income	John Hancock Strategic Income Opportunities Trust - Series NAV[11]	John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.74%[1]	7.51%	1.61%	3.26%
Long-term growth of capital by investing primarily in securities of companies that meet the Portfolio’s environmental, social and governance criteria	Quality Equity Portfolio[12](formerly “Sustainable Equity Portfolio”)	Neuberger Berman Investment Advisers LLC	0.87%	13.71%	12.83%	12.94%
Long-term growth of capital	U.S. Strategic Equity Fund[13]	Russell Investment Management LLC (RIM)[14]	0.87%[1]	14.43%	10.66%	12.45%
Long-term growth of capital	U.S. Small Cap Equity Fund[13]	RIM[14]	1.06%[1]	8.34%	7.15%	8.98%
Current income and long- term growth of capital	Global Real Estate Securities Fund[13]	RIM[14]	0.90%	8.59%	2.55%	3.57%
Long-term growth of capital	International Developed Markets Fund[13]	RIM[14]	0.95%[1]	28.64%	8.53%	7.51%
Provide total return	Strategic Bond Fund[13]	RIM[14]	0.65%[1]	7.35%	-1.07%	1.77%
Current income and moderate long-term capital appreciation	LifePoints® Variable Target Portfolio Series Moderate Strategy Fund[13]	RIM[14]	0.83%[1]	12.24%	3.96%	5.05%
Above-average long-term capital appreciation and a moderate level of current income	LifePoints® Variable Target Portfolio Series Balanced Strategy Fund[13]	RIM[14]	0.89%[1]	14.96%	6.39%	6.88%
High long-term capital appreciation; and as a secondary objective, current income	LifePoints® Variable Target Portfolio Series Aggressive Strategy Fund[13]	RIM[14]	0.95%[1]	17.45%	8.56%	8.59%
High long-term capital appreciation	LifePoints® Variable Target Portfolio Series Equity Aggressive Strategy Fund[13]	RIM[14]	0.98%[1]	18.47%	9.53%	9.23%
1
This reflects an expense reimbursement and/or fee waiver arrangement that is in place and reported in the Portfolio’s registration statement. This agreement may be terminated in the future and, therefore, the expense figures shown reflect temporary fee reductions.
2
A series of Northwestern Mutual Series Fund, Inc., for which Mason Street Advisors, LLC (MSA), our wholly-owned company, serves as investment adviser.
3
Although the Government Money Market Portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in the Government Money Market Portfolio. An investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. During extended periods of low interest rates, the yield of a money market portfolio may also become extremely low and possibly negative.
4
A series of American Funds Insurance Series®.
5
The BlackRock International Index V.I. Fund and BlackRock Total Return V.I. Fund are series of BlackRock Variable Series Funds, Inc. and BlackRock Variable Series Funds II, Inc., respectively.
Survivorship Variable Universal Life Plus Prospectus

6
A series of Cantor Fitzgerald Variable Insurance Trust (formerly “Credit Suisse Trust”).
7
Effective March 31, 2026, O’Connor Alternative Investments, LLC succeeded UBS Asset Management (Americas) LLC as the Portfolio’s investment adviser.
8
A series of Columbia Funds Variable Insurance Trust.
9
The Fidelity® VIP Contrafund® Portfolio is a series of Variable Insurance Products Fund II. The Fidelity® VIP Mid Cap Portfolio and Fidelity® VIP Value Strategies Portfolio are each a series of Variable Insurance Products Fund III. The Fidelity® VIP Health Care Portfolio and Fidelity® VIP Technology Portfolio are each a series of Variable Insurance Products Fund IV. The Fidelity® VIP Bond Index Portfolio is a series of Variable Insurance Products Fund V.
10
The following affiliates of Fidelity Management & Research Company also assist with foreign investments for each Portfolio: Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.
11
A series of John Hancock Variable Insurance Trust.
12
A series of Neuberger Berman Advisers Management Trust.
13
A series of Russell Investment Funds.
14
Assets of each Portfolio are invested by one or more investment management organizations researched and recommended by Russell Investment Management LLC, the investment adviser for the Russell Investment Funds.
Survivorship Variable Universal Life Plus Prospectus

Additional Information
More information about the Policy and Separate Account is included in a Statement of Additional Information (“SAI”), which is dated the same day as this Summary Prospectus and the Prospectus, and is available free of charge from The Northwestern Mutual Life Insurance Company. To request a free copy of the Separate Account’s SAI, or current annual report, or to request other information about the Policy or to make investor inquiries, call (866) 464-3800. Under certain circumstances you or your Financial Representative may be able to obtain these documents online at www.nmprospectus.com. Reports and other information about the Separate Account are available on the SEC’s Internet site at www.sec.gov, or they may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
This Summary Prospectus incorporates by reference the Prospectus for the Policy and the SAI, both dated June 1, 2025, as amended or supplemented.

Edgar Contract Identifier C000256071
Survivorship Variable Universal Life Plus Prospectus